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                                                                    EXHIBIT 10.2



                            AERONOMICS INCORPORATED
                          INCENTIVE STOCK OPTION PLAN
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                            AERONOMICS INCORPORATED
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                          INCENTIVE STOCK OPTION PLAN
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     SECTION 1.  Title and Purpose.  The plan described herein shall be known as
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"The Aeronomics Incorporated Incentive Stock Option Plan" (the "Plan").  The
purpose of the Plan is to advance the interests of Aeronomics Incorporated and any parent or subsidiary of Aeronomics Incorporated (referred to collectively as the "Company") by strengthening the Company's ability to attract and retain individuals of training, experience and ability in the employ of the Company and to furnish additional incentive to such valued employees to promote the Company's financial success. The Plan will be effected through the granting of stock options as herein provided, which stock options, it is intended, will constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). As used herein, "subsidiary" and "parent" shall have the same meaning as such terms are defined in Code Section 425.

     SECTION 2.  Shares of Stock Subject to the Plan.  Stock which may be issued
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pursuant to incentive stock options granted from time to time under the Plan shall not exceed in the aggregate 800,000 shares of the Company's Series B Common Stock, $1.00 par value (the "Series B Common Stock") (subject to adjustment as provided in Sections 14 and 15 hereof). Shares subject to incentive stock options that expire unexercised in whole or in part shall again become available to be subject to incentive stock options issued pursuant to this Plan.

     SECTION 3.  Eligibility.  Incentive stock options may be granted to key
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employees of the Company (including officers who may also be directors of the
Company) who, in the determination of the Board of Directors of the Company, are performing and will continue to perform outstanding services for the benefit of the Company. A key employee owning stock representing more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company is not eligible to receive an incentive stock option unless the exercise price of such option is at least one hundred ten (110%) percent of the fair market value of the Series B Common Stock at the time the option is granted and the option by its terms is not exercisable more than five years from the date it is granted. Stock that any key employee may purchase under outstanding options, regardless of whether such options are incentive stock options, shall be treated as stock owned by such key employee for purposes of this calculation.

     SECTION 4.  Administration of the Plan.  The Plan shall be administered by
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the Board of Directors of the Company (the "Board of Directors").

     SECTION 5. Powers of the Board of Directors.  The Board of Directors shall
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have full power and authority to determine the "key employees" of the Company to whom options shall be granted, the number of shares to be covered, the term of each option, and the time or times at which options shall be granted, but not beyond the term and the time permitted by the Code, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan.
Except as otherwise expressly provided in this Plan, the Board of Directors shall also have the power to determine, at the time of the grant of each option, all terms and conditions governing the rights and obligations of the key employee with respect to such option, including but not

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limited to: (a) the exercise price or the method by which the exercise price shall be determined; (b) the length of the period during which the option may be exercised and any limitations on the number of shares purchasable with the option at any given time during such period; (c) the time at which the option may be exercised; (d) any conditions precedent to be satisfied before the option may be exercised; and (e) any restrictions on resale of any shares purchased upon exercise of the option. The Board of Directors shall not possess any authority, the possession or exercise of which would cause an incentive stock option granted hereunder to be disqualified as such under the Code.

     SECTION 6.  Liability of the Board of Directors.  In addition to such other
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rights of indemnification as they may have as directors of the Company, members of the Board of Directors shall be indemnified by the Company against their reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any incentive stock option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member of the Board of Directors is liable for negligence, bad faith or misconduct in his duties.

     SECTION 7.  Exercise Price.  The exercise price of the shares of Series B
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Common Stock covered by each incentive stock option shall be no less than the fair market value of the Series B Common Stock at the time of granting the incentive stock option. In the event that any incentive stock option is granted to an employee possessing more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company, the exercise price of such shares of Series B Common Stock shall not be less than one hundred ten (110%) percent of the fair market value of such shares at the time of the grant of the option. The fair market value of the Series B Common Stock shall be determined in good faith by the Board of Directors.

     SECTION 8.  Medium and Time of Payment.  The exercise price shall be
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payable upon the exercise of the incentive stock option and may be paid in cash, by cashier's or official bank check or in shares of any class of the Company's stock, or in any combination thereof. For purposes of making such payment in shares of the Company's stock, such stock shall be valued at its fair market value on the day immediately preceding the date of exercise of the option in the manner provided in Section 7.

     SECTION 9.  Limitation on Grant of Options.  The aggregate fair market
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value (determined as of the time each incentive stock option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by any key employee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

     SECTION 10. Maximum Term of Incentive Stock Option.  The term during which
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each incentive stock option granted hereunder may be exercised will be determined by the Board of

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Directors in each case; provided, however, that no incentive stock option shall
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by its terms be exercisable after the expiration of 10 years from the date the option is granted. In the event that any incentive stock option is granted to an employee possessing more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company, the maximum term of such option shall be reduced to five years from the date the option is granted.

     SECTION 11. Limitations on Right to Exercise.  The shares of Series B
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Common Stock subject to an incentive stock option may be purchased at the times and on the other terms and conditions determined by the Board of Directors, which shall be set forth in an option agreement between the Company and each optionee. Notwithstanding the foregoing, no incentive stock option may be exercised after the earlier of the date the key employee terminates his employment with the Company or the date the key employee is given written notice of his discharge from employment by the Company. Absence or leave approved by the Company to the extent permitted by the applicable provisions of the Code shall not be considered an interruption of employment for any purpose under the Plan. The exercise of any incentive stock option granted under the Plan will be contingent upon either:

     (a) the advice of counsel to the Company that such shares have been duly registered or are exempt from registration under the applicable securities laws and the receipt from the holder (as defined in Section
          12) of an undertaking that the holder will not sell the shares otherwise than on a recognized securities exchange; or

     (b) in the absence of registration of the shares as provided in (a), the receipt from the holder of a representation that at the time of such exercise it is the holder's then intention to acquire the shares being purchased for investment and not for distribution or resale, and upon receipt by the Board of Directors of cash, cashier's or official bank check, shares of the Company's stock, or any combination thereof, in payment of the full exercise price of such shares. Except upon the due exercise of the incentive stock option, the holder of an incentive stock option shall not have any of the rights of a stockholder with respect to the shares covered by the incentive stock option.

     SECTION 12. Limitations on Transfer.  (a)  No incentive stock option
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granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of the person to whom the option shall initially have been granted, no incentive stock option granted under the Plan may be exercised by any person other than such initial grantee. After the death of such initial grantee, the holder of the incentive stock option shall be deemed to be the person to whom the original grantee's rights shall pass under the original grantee's will or under the laws of descent and distribution (the "holder"); provided, however, that the holder of the original
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grantee's rights must exercise any option rights held within six months of the death of the original grantee. Such option rights shall automatically expire at the end of such six-month period if they do not sooner expire under the terms and conditions of the option granted to the original grantee.

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     (b)  Each grantee of an incentive stock option shall agree not to pledge, mortgage, hypothecate or otherwise encumber or assign any of the shares issuable upon exercise of the incentive stock option without the prior written consent of the Company. Each grantee shall also agree not to sell, assign or transfer any of such shares, except with the prior written consent of the Company, without first offering such shares to the Company pursuant to a right of first refusal to purchase such shares on the same terms and conditions as such grantee proposes to sell such shares.

     (c) In addition to the Company's right of first refusal to purchase any such shares proposed to be sold by the grantee, the Company shall have a right of first refusal to purchase all shares of Series B Common Stock owned by such grantee upon the termination of such grantee's employment.

     (i) Upon the termination of the grantee's employment because of the grantee's death, total disability (as defined in any employment agreement or option agreement between the Company and such grantee) or retirement at the Company's normal retirement age, the Company shall have a right of first refusal to purchase all Series B Common Stock then owned by such grantee at the Current Value (as hereinafter defined) thereof. At the time of purchase of such shares, the Company shall pay the grantee or the grantee's personal representative, as the case may be, 15% of the total purchase price in cash, with the balance evidenced by the Company's promissory note payable in 36 equal monthly installments of principal, together with interest on the unpaid principal balance at the rate of 8% per annum.

     (ii) Upon the termination by the grantee of his employment or the termination of the grantee's employment by the Company for any reason other than for cause (as defined in any employment agreement or option agreement between the Company and such grantee), the Company shall have a right of first refusal to purchase all Series B Common Stock owned by the grantee for a purchase price equal to one-half of the Current Value; provided however, that for each full 12-month period the grantee has been employed by the Company in excess of 120 months but less than 180 months, the purchase price shall increase by 5% of the Current Value, (e.g., 121 to 132 months, 55% of Current Value; 133 months to 144 months, 60% of Current Value, etc.). At the time of purchase of such shares, the Company shall pay the grantee 10% of the total purchase price in cash, with the balance evidenced by a promissory note payable in 60 equal monthly installments of principal, together with interest on the unpaid principal balance at the rate of 8% per annum.

     (iii) Upon the termination of the grantee's employment by the Company for cause, the Company shall have a right of first refusal to purchase all Series B Common Stock owned by the grantee for a purchase price equal to the total amount paid by the grantee for such shares. At the time of the purchase of such shares, the Company shall pay the grantee 5% of the total purchase price in cash, with the

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           balance evidenced by a promissory note payable in 72 equal monthly installments of principal, commencing one year after the purchase of such shares, together with interest on the unpaid principal balance at the rate of 8% per annum.

     (iv)  As used in the Plan, "Current Value" per share shall be equal to


                      ((2 x R) x .66) / ((10 x N) x .33)
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                                       S

           where R is equal to the Company's total revenues for the immediately preceding four fiscal quarters, N is equal to the Company's total net income for the immediately preceding four fiscal quarters and S is equal to the total number of shares of Common Stock (as herein defined) and Series B Common Stock then outstanding (on a fully-diluted basis), or such other amount as the Board of Directors shall in good faith deem to be the per share Current Value.

     (d) Six months after the automatic conversion of Series B Common Stock into the Company's $1.00 par value Common Stock (the "Common Stock"), the limitations on transfer of such Series B Common Stock contained herein shall be automatically terminated and of no further force or effect.

     SECTION 13. No Right to Employment Conferred.  Nothing in the Plan or in
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any incentive stock option agreement shall confer upon any key employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate such key employee's employment at any time.

     SECTION 14. Recapitalization.  In the event of any changes in the
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outstanding shares of Series B Common Stock by reason of stock dividends, stock splits or subdivisions or combinations of shares, the number and class of shares available under the Plan in the aggregate and the maximum number of shares as to which incentive stock options may be granted to any key employee shall be correspondingly and fairly adjusted by the Board of Directors. Such adjustment in outstanding incentive stock options shall be made without change in the total purchase price applicable to the unexercised portion of the incentive stock option, with corresponding adjustment in the purchase price per share.

     SECTION 15. Reorganization.  If the Company is merged or consolidated with
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another corporation and the Company is not the surviving corporation, or if the property or common stock of the Company is acquired by another corporation, or in the event of a dissolution, reorganization or liquidation of the Company, the Board of Directors, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of any outstanding incentive stock options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Series B Common Stock, provided only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the exercise price thereof is not more than

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the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the exercise price thereof.

     SECTION 16. Stockholder Approval.  The Plan is expressly made subject to
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the approval by the stockholders of the Company owning shares entitled to vote, pursuant to and in accordance with applicable law (but in no event by stockholders owning less than a majority of the shares issued and outstanding and entitled to vote). If the Plan is not so approved within one year after its adoption by the Board of Directors, the Plan shall not come into effect, and any incentive stock option granted pursuant hereto shall automatically terminate.

     SECTION 17. Time of Granting Incentive Stock Options.  Neither anything
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contained in the Plan nor in any resolutions adopted or to be adopted by the
Board of Directors or the stockholders of the Company nor any action taken by the Board of Directors shall constitute the granting of any incentive stock option. The granting of an incentive stock option shall take place only when a written incentive stock option agreement shall have been duly executed and delivered by the Company and the grantee.

     SECTION 18. Termination and Amendment of the Plan.  The Plan shall
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terminate on the earlier of (i) ten years from its effective date or (ii) such time as a new incentive stock option plan is adopted by the Board of Directors in replacement of the Plan. No incentive stock option shall be granted under the Plan after its termination date, but the termination of the Plan shall not adversely affect any incentive stock option theretofore granted under the Plan. Subject to the foregoing, the Plan may at any time or from time to time be terminated, modified or amended by (1) the Board of Directors and (2) if and to the extent that stockholder approval is required under Section 422A of the Code, by the stockholders of the Company.

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